SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                          Compensatory Arrangements of Certain Officers.

(e)           At the Blonder Tongue Laboratories, Inc. (the “Company”) 2014 Annual Meeting of Stockholders held on May 21, 2014 (“2014 Annual Meeting”), the Company’s stockholders approved an amendment and restatement to the Company’s 2005 Employee Equity Incentive Plan (the “Restated Employee Plan”).  A summary of the material terms of the Restated Employee Plan appears on pages 20-25 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2014 (the “Proxy Statement”), in Proposal No. 2 under the headings “Summary Description of the Restated Employee Plan,” “Federal Tax Consequences of Restated Employee Plan” and “Awards Under the Restated Employee Plan,”  which summary is hereby incorporated by reference into this Item 5.02(e).   The description of the Restated Employee Plan set forth above is qualified in its entirety by reference to the full text of the Restated Employee Plan, which is included as Appendix A to the Proxy Statement and is hereby incorporated by reference into this Item 5.02(e).  A copy of  the Proxy Statement is filed as Exhibit 99.1 hereto.

At the 2014 Annual Meeting, the Company’s stockholders approved an amendment and restatement to the Company’s 2005 Director Equity Incentive Plan (the “Restated Director Plan”).  A summary of the material terms of the Restated Director Plan appears on pages 27-29 of the Proxy Statement, in Proposal No. 3 under the headings “Summary Description of the Restated Director Plan,” “Federal Tax Consequences of Restated Director Plan” and “Awards Under the Restated Director Plan,”  which summary is hereby incorporated by reference into this Item 5.02(e).   The description of the Restated Director Plan set forth above is qualified in its entirety by reference to the full text of the Restated Director Plan, which is included as Appendix B to the Proxy Statement and is hereby incorporated by reference into this Item 5.02(e).

Item 5.07                          Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of the Company was held on May 21, 2014.  On March 31, 2014, the record date for the Annual Meeting, 6,216,372 shares of the Company’s common stock were outstanding and entitled to one vote per share upon all matters submitted at the 2014 Annual Meeting.   The matters voted on at the 2014 Annual Meeting and the voting results for each matter are set forth below.

(i)   The following individuals were elected to serve as Class I Directors of the Company for three-year terms to expire at the 2017 annual meeting of stockholders.

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTE

Anthony J. Bruno	3,830,950	562,633	1,489,730
James A. Luksch	3,471,267	922,316	1,489,730
Steven L. Shea	3,832,450	561,133	1,489,730

(ii)  Stockholders approved the amendment and restatement of the Company’s 2005 Employee Equity Incentive Plan as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

2,744,752	1,647,831	1,000	1,489,730

(iii)  Stockholders approved the amendment and restatement of the Company’s 2005 Director Equity Incentive Plan as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

2,937,183	1,451,700	4,700	1,489,730

(iv) Stockholders approved a proposal to ratify the appointment of Marcum LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN

5,080,887	166,004	36,422

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	The following exhibits are filed herewith:
Exhibit 99.1 - Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2014.*

*  Only those portions of the Proxy Statement described in Item 5.02(e) above shall be incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
     Eric Skolnik
     Senior Vice President and Chief Financial Officer

Date: May 27, 2014

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